SECURITIES AND EXCHANGE COMMISSION


                       WASHINGTON, DC 20549


                             FORM 8-K

                          CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934



                        November 11, 1997
        -------------------------------------------------
        (Date of Report, date of earliest event reported)



                    TITANIUM METALS CORPORATION
      ------------------------------------------------------
      (Exact name of Registrant as specified in its charter)



         Delaware               0-28538             13-5630895
     -------------------------------------------------------------
     (State or other          (Commission         (IRS Employer
      jurisdiction of          File Number)        Identification
      incorporation)                               Number)


      1999 Broadway, Suite 4300, Denver, CO              80202
     ------------------------------------------------------------
     (Address of principal executive offices)          (Zip Code)



                          (303) 296-5600
       ----------------------------------------------------
       (Registrant's telephone number, including area code)



                          Not Applicable
      ------------------------------------------------------
      (Former name or address, if changed since last report)
Item 5:   Other Events


          On November 11, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's completion of the long-term supply agreement with The Boeing Company.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits


     (c)  Exhibits


          Item No.                        Exhibit List


           99.1          Press release dated November 11, 1997 issued by
                         Registrant.





                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TITANIUM METALS CORPORATION
                              (Registrant)




                              By: /s/ Robert E. Musgraves

                                   Robert E. Musgraves
                                   Vice President, General Counsel
                                        and Secretary



Date: November 11, 1997